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Exhibit 99.2

        PREFERRED STOCK
LETTER OF TRANSMITTAL
to Tender Shares of Series A Convertible Preferred Stock
of
EXEGENICS INC.
to
ELK ACQUISITION, INC.,
a Wholly Owned Subsidiary
of
AVI BIOPHARMA, INC.

DESCRIPTION OF EXEGENICS PREFERRED SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on stock certificate(s))	eXegenics Certificate(s) and Shares Tendered (Attach Additional List if Necessary)

	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)(1)	Number of Shares Tendered(2)

Total Number of Shares of eXegenics Series A Convertible Preferred Stock:

(1)	Unless otherwise indicated, it will be assumed that all eXegenics Preferred Shares represented by certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 3.
☐	CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN, SEE INSTRUCTION 8.

Pursuant to the Exchange Offer and Based on the Exchange Ratio Described in the Prospectus

          THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 22, 2003 UNLESS EXTENDED.

The Exchange Agent for the Offer is:

Mellon Investor Services LLC

By Mail:	By Overnight Courier:	By Hand:
Attn: Reorganization Dept. P.O. Box 3301 South Hackensack, NJ 07606	Attn: Reorganization Dept. 85 Challenger Road Mail-Drop—Reorg. Ridgefield Park, NJ 07660	Attn: Reorganization Dept. 120 Broadway, 13th Floor New York, NY 10271

        Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery to the Exchange Agent. You must sign this Letter of Transmittal where indicated below and complete the Substitute Form W-9 provided below.

        The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        This Letter of Transmittal is furnished to the stockholders of eXegenics Inc., a Delaware corporation ("eXegenics"), in connection with the offer of Elk Acquisition, Inc. ("Acquisition Sub"), a Delaware corporation and wholly owned subsidiary of AVI BioPharma, Inc., an Oregon corporation ("AVI BioPharma"), to exchange 0.155 of a share of common stock, par value $0.0001 per share, of AVI BioPharma (each, an "AVI BioPharma Share" and, collectively, the "AVI BioPharma Shares"), for each outstanding share of eXegenics Series A Convertible Preferred Stock, par value $0.01 per share (each, an "eXegenics Preferred Share" and, collectively, the "eXegenics Preferred Shares"), and 0.103 of an AVI BioPharma Share for each outstanding share of eXegenics common stock, par value $0.01 per share, other than those owned by AVI BioPharma or its subsidiaries, under the terms and subject to the conditions described in the prospectus, dated July 25, 2003 (the "Prospectus," which together with any amendments and supplements thereto and this Letter of Transmittal, constitutes the "Offer"). This Offer is being made in connection with a merger agreement, dated as of July 16, 2003, by and among AVI BioPharma, Acquisition Sub and eXegenics. The merger agreement provides, among other things, that following completion of the Offer, Acquisition Sub will be merged with and into eXegenics, with eXegenics surviving the merger as a wholly owned subsidiary of AVI BioPharma.

        This Letter of Transmittal is to be completed by stockholders if certificates for eXegenics Preferred Shares are to be forwarded herewith pursuant to the procedures set forth under "The Transaction—Procedure for Tendering" in the Prospectus. See Instruction 1.

NOTE:	SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.
☐
Check here if certificates for tendered shares are enclosed herewith.

Ladies and Gentlemen:

        The undersigned hereby delivers to Acquisition Sub the above-described shares of Series A Convertible Preferred Stock, par value $0.01 per share, of eXegenics pursuant to AVI BioPharma's offer to exchange 0.103 of an AVI BioPharma Share for each outstanding share of eXegenics common stock, par value $0.01 per share, and 0.155 of an AVI BioPharma Share for each outstanding share of eXegenics Series A Convertible Preferred Stock, par value $0.01 per share, as described in, and otherwise upon the terms and subject to the conditions set forth in, the Prospectus, dated July 25, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of such extension or amendment), subject to, and effective upon, acceptance of the eXegenics Preferred Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Acquisition Sub all right, title and interest in and to all of the eXegenics Preferred Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of eXegenics capital stock and other securities (other than AVI BioPharma common stock) issued or issuable in respect thereof on or after July 25, 2003 (collectively, the "Distributions")), and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such eXegenics Preferred Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such eXegenics Preferred Shares (and any Distributions), together with all accompanying evidences of transfer and authenticity, to or upon the order of Acquisition Sub, (b) present such eXegenics Preferred Shares (and any Distributions) for transfer on the books of eXegenics and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such eXegenics Preferred Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Mark M. Weber and Alan P. Timmins in their respective capacities as officers of Acquisition Sub, and any individual who shall thereafter succeed to any such office of Acquisition Sub, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of eXegenics' stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to execute any written consent concerning, any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the eXegenics Preferred Shares (and any and all Distributions) tendered hereby and accepted for exchange by Acquisition Sub.

        This proxy and power of attorney is coupled with an interest in the eXegenics Preferred Shares and is irrevocable and is granted in consideration of the acceptance of such eXegenics Preferred Shares (and any Distributions) by Acquisition Sub in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any other powers of attorney and proxies granted by the undersigned at any time with respect to such eXegenics Preferred Shares (and any Distributions) and no subsequent powers of attorney and proxies, consents or revocations will be given (and, if given, will not be deemed effective) with respect thereto by the undersigned. Acquisition Sub reserves the right to require that, in order for eXegenics Preferred Shares (or other Distributions) to be deemed validly tendered, immediately upon Acquisition Sub's acceptance for exchange of such eXegenics Preferred Shares, Acquisition Sub or its designee must be able to exercise full voting, consent and other rights with respect to such eXegenics Preferred Shares (and any and all Distributions), including voting at any meeting of eXegenics' stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the eXegenics Preferred Shares (and any Distributions) tendered hereby, that the undersigned owns the eXegenics Preferred Shares tendered hereby free and clear of any and all encumbrances of any nature and that when the same are accepted for exchange by Acquisition Sub, Acquisition Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Acquisition Sub to be necessary or desirable to complete the sale, assignment and transfer of the eXegenics Preferred Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Acquisition Sub any and all Distributions in respect of the eXegenics Preferred Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Acquisition Sub shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the eXegenics Preferred Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Acquisition Sub in its sole discretion.

        The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Transaction—Withdrawal Rights" in the Prospectus, the tender of eXegenics Preferred Shares hereby made is irrevocable.

        The undersigned understands that the valid tender of eXegenics Preferred Shares pursuant to any one of the procedures described under "The Transaction—Procedure for Tendering" in the Prospectus and in the Instructions hereto and acceptance of such eXegenics Preferred Shares will constitute a binding agreement between the undersigned and Acquisition Sub upon the terms and subject to the conditions set forth in the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Acquisition Sub may not be required to accept for exchange any of the eXegenics Preferred Shares tendered hereby.

        Unless otherwise indicated herein under "Special Issuance Instructions," please issue the AVI BioPharma Shares and the check for cash in lieu of fractional AVI BioPharma Shares (if applicable) and/or return any certificates for eXegenics Preferred Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of eXegenics Preferred Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the AVI BioPharma Shares and/or return any certificates for eXegenics Preferred Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of eXegenics Preferred Shares Tendered." In the event that the Special Delivery Instructions or the Special Issuance Instructions are completed, please issue the AVI BioPharma Shares and/or issue any certificates for eXegenics Preferred Shares not so tendered or accepted in the name of, and deliver said certificates and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that Acquisition Sub has no obligation to transfer any eXegenics Preferred Shares from the name of the registered holder thereof if Acquisition Sub does not accept any of the eXegenics Preferred Shares so tendered.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 2, 4, 5, 6 and 7)

  To be completed ONLY if the AVI BioPharma Shares and the check for cash, if applicable, to be issued in lieu of fractional AVI BioPharma Shares are to be issued in the name of someone other than the undersigned or if certificates for the eXegenics Preferred Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue:	☐	Check
	☐	Certificate(s) to:
(Complete as applicable)
Name:

(Please Print)
Address:

(Zip Code)
Tax Identification or Social Security Number (See Substitute Form W-9 herein)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 2, 4, 5 and 7)

  To be completed ONLY if certificates for the eXegenics Preferred Shares not tendered or not accepted for exchange and the AVI BioPharma Shares and the check for cash, if applicable, to be issued in lieu of fractional AVI BioPharma Shares are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Deliver:	☐	Check
	☐	Certificate(s) to:
(Complete as applicable)
Name:

(Please Print)
Address:

(Zip Code)

  PLEASE SIGN HERE
  (To Be Completed by All Tendering Holders of
  eXegenics Preferred Shares Regardless of Whether eXegenics Preferred Shares
  Are Being Physically Delivered Herewith)

              This Letter of Transmittal must be signed by the registered holder(s) of shares exactly as their name(s) appear(s) on certificate(s) for shares or on a security position listing, or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Exchange Agent of such person's authority to so act. See Instruction 4 below.

              If the signature appearing below is not of the registered holder(s) of the shares, then the registered holder(s) must sign a valid power of attorney.

X

X
Signature(s) of Holder(s) or Authorized Signatory
Dated	, 2003

Name(s):

Capacity:

Address:
(Including Zip Code)
Area Code and Telephone No.:

Tax Identification or Social Security No.:

  Please Complete Substitute Form W-9 Herein

  SIGNATURE GUARANTEE (If required—see Instructions 2 and 4 below)

  Certain Signatures Must be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)
(Address (including zip code) and Telephone Number (including area code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)
Dated	, 2003

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms and Conditions of the Offer

        1.    Delivery of this Letter of Transmittal and Shares.    This Letter of Transmittal is to be completed by stockholders of eXegenics if certificates representing eXegenics Preferred Shares are to be forwarded herewith pursuant to the procedures set forth in the Prospectus under "The Transaction—Procedure for Tendering." For a stockholder to validly tender eXegenics Preferred Shares pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date, and certificates representing such shares must be received by the Exchange Agent at its address set forth herein.

        The signatures on this Letter of Transmittal cover the eXegenics Preferred Shares tendered hereby.

        The method of delivery of this Letter of Transmittal, the eXegenics Preferred Shares and all other required documents to the Exchange Agent is at the election and sole risk of the stockholder. The delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, stockholders should use an overnight or hand delivery service. In all cases, holders should allow for sufficient time to ensure delivery to the Exchange Agent before the expiration of the Offer. Stockholders may request their broker, dealer, commercial bank, trust company or nominee to effect these transactions for such stockholder.

        No alternative, conditional or contingent tenders will be accepted, and no fractional eXegenics Preferred Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their eXegenics Preferred Shares for exchange.

        2.    Guarantee of Signatures.    Signatures on this Letter of Transmittal must be guaranteed by a member of or participant in a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program and the Stock Exchange Medallion Program (generally a bank, broker, dealer, credit union, savings association) or by an "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution") unless the eXegenics Preferred Shares tendered hereby are tendered (1) by a registered holder of eXegenics Preferred Shares who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," on the Letter of Transmittal, or (2) for the account of an Eligible Institution. If the eXegenics Preferred Shares are registered in the name of a person other than the signer of the Letter of Transmittal or if eXegenics Preferred Shares not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if eXegenics Preferred Shares not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered eXegenics Preferred Shares must be guaranteed as described above. Beneficial owners whose eXegenics Preferred Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender eXegenics Preferred Shares. See "The Transaction—Procedure for Tendering," in the Prospectus.

        3.    Partial Tenders.    If fewer than all the eXegenics Preferred Shares evidenced by any share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of eXegenics Preferred Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the eXegenics Preferred Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All eXegenics Preferred Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        4.    Signature on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of the eXegenics Preferred Shares tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever.

        If any of the eXegenics Preferred Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered eXegenics Preferred Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Acquisition Sub of their authority so to act must be submitted.

        If this Letter of Transmittal is signed by the registered holder(s) of the eXegenics Preferred Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless certificates for AVI BioPharma Shares or certificates for eXegenics Preferred Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        5.    Special Issuance and Special Delivery Instructions.    If certificates for eXegenics Preferred Shares and a check for cash (in the case of any cash in lieu of fractional AVI BioPharma Shares), and certificates for eXegenics Preferred Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If no such instructions are given, any such eXegenics Preferred Shares not purchased will be returned to the address(es) of the registered holder(s) appearing under "Description of eXegenics Preferred Shares Tendered."

        6.    Taxpayer Identification Number and Substitute Form W-9.    The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 28% federal backup withholding tax on the payment of cash in lieu of fractional shares of AVI BioPharma Shares. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 28% on all cash payments until a TIN is provided to the Exchange Agent.

        7.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 7, Acquisition Sub will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any eXegenics Preferred Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for eXegenics Preferred Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Acquisition Sub of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the eXegenics Preferred Shares tendered hereby.

        8.    Mutilated, Lost, Stolen or Destroyed Outstanding Certificates.    If any certificate(s) representing eXegenics Preferred Shares has been lost, destroyed or stolen, the stockholder should promptly notify American Stock Transfer & Trust Company, eXegenics' transfer agent, at 40 Wall St., 46th Floor, New York, NY 10005. The stockholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

        9.    Inadequate Space.    If the space provided herein under "Description of eXegenics Preferred Shares Tendered" is inadequate, the number of eXegenics Preferred Shares tendered and the share certificate numbers with respect to such eXegenics Preferred Shares should be listed on a separate signed schedule attached hereto.

        10.    Irregularities.    We will determine questions as to the validity, form, eligibility, time of receipt, and acceptance for exchange of any tender of eXegenics Preferred Shares, in our sole discretion, and our determination shall be final and binding. We reserve the absolute right to reject any and all tenders of eXegenics Preferred Shares that we determine are not in proper form or the acceptance for exchange of or exchange for which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any eXegenics Preferred Shares. No tender of eXegenics Preferred Shares will be deemed to have been validly made until all defects and irregularities in tenders of eXegenics Preferred Shares have been cured or waived. Neither we, the Exchange Agent, the Information Agent nor any other person will be under any duty to give notification of any defects or irregularities in the tender of any eXegenics Preferred Shares or will incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the Offer, including this Letter of Transmittal and instructions hereto will be final and binding.

        11.    Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and telephone number set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

        THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND CERTIFICATES FOR TENDERED SHARES OF EXEGENICS SERIES A CONVERTIBLE PREFERRED STOCK MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Important Tax Information

        Under United States federal income tax law, a stockholder whose tendered eXegenics Preferred Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, cash payments that are made to such stockholder in lieu of fractional shares of AVI BioPharma Shares may be subject to federal backup withholding.

        Certain stockholders (including, among others, all corporations and certain non-United Stares individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, check the box marked "Exempt" in Part 4 on the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        If federal backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent federal backup withholding on cash payments that are made to a stockholder in lieu of fractional shares of AVI BioPharma Shares, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

What Number to Give the Exchange Agent

        The stockholder is required to give the Exchange Agent the TIN of the record owner of the eXegenics Preferred Shares. If the eXegenics Preferred Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 28% on all payments until a TIN is provided to the Exchange Agent.

TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS

(SEE INSTRUCTION 6)

PAYER'S NAME: American Stock Transfer & Trust Company

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) OR Employer identification number

Payer's Request for Taxpayer Identification Number (TIN)	Part 2—CERTIFICATION—Under Penalties of Perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

	CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). The Internal Revenue Service does not require your consent to any provision of this document other that the certifications required to avoid backup withholding.	Part 3— Awaiting TIN ☐ Part 4— Exempt ☐
SIGNATURE:

DATE:	, 2003
NAME (please print):

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

  CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

              I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE	DATE	, 2003

NAME (please print):

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AND A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below. Holders of shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Mellon Investor Services LLC
85 Challenger Road
2nd Floor
Ridgefield Park, NJ 07660
Call Toll-Free: (866) 323-8164

QuickLinks

  Exhibit 99.2